FOURTH QUARTER 2015 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2014 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q4 2015 RESULTS

4 Q4 2015 HIGHLIGHTS • Organic revenue decline of 3.8% • Sequential margin improvement of 350 basis points over Q3 2015 Q4 2015 Q4 2014 (In millions, except per share data) Revenue $ 1,061.5 $ 1,206.4 Adjusted Operating Profit $ 100.6 $ 136.7 Margin % 9.5% 11.3 % Adjusted Net Income $ 63.0 $ 89.7 Adjusted EPS $ 0.51 $ 0.72 Unaudited

5 FULL YEAR 2015 HIGHLIGHTS • Organic revenue decline of 6.6% • Margin decline of 140 basis points Unaudited Year Ended December 31, 2015 2014 (In millions, except per share data) Revenue $ 3,967.1 $ 4,624.5 Adjusted Operating Profit $ 345.8 $ 467.7 Margin % 8.7% 10.1 % Adjusted Net Income $ 200.1 $ 272.3 Adjusted EPS $ 1.60 $ 2.20

GAS AND FLUID HANDLING

7 GAS AND FLUID HANDLING Q4 2015 AND FULL YEAR RESULTS REVENUE QTD YTD Existing Businesses (2.7)% (7.3)% Acquisitions 3.8% 2.1% FX Translation (9.0)% (9.7)% Total Decline (7.9)% (14.9)% Note: Dollars in millions (unaudited). ADJUSTED OPERATING PROFIT 13.7% 11.8% 10.9% 9.8% AFTERMARKET REVENUE 2015 GEOGRAPHIC EXPOSURE 2015

8 ORDERS QTD YTD Existing Businesses (18.8)% (12.6)% Acquisitions 5.7% 2.5% FX Translation (9.2)% (9.6)% Total Decline (22.3)% (19.7)% Note: Dollars in millions (unaudited). BACKLOG ORDERS AND BACKLOG YTD Existing Businesses (10.4)% Acquisitions 3.1% FX Translation (11.3)% Total Decline (18.6)%

9 Q4 2015 SALES AND ORDERS BY END MARKET SALES: $572.8 million Total (Decline) Growth Organic (Decline) Growth Power Generation (24.6)% (17.8)% Oil, Gas & Petrochemical 22.7% 23.6% Marine 7.8% 18.0% Mining (52.1)% (35.5)% General Industrial & Other (2.6)% (1.0)% Total (7.9)% (2.7)% ORDERS: $443.0 million Total Decline Organic (Decline) Growth Power Generation (17.4)% (9.8)% Oil, Gas & Petrochemical (32.2)% (33.9)% Marine (5.9)% 4.2% Mining (21.8)% (0.6)% General Industrial & Other (23.3)% (23.7)% Total (22.3)% (18.8)%

10 FULL YEAR 2015 SALES AND ORDERS BY END MARKET SALES: $1.982 billion Total Decline Organic (Decline) Growth Power Generation (21.3)% (14.7)% Oil, Gas & Petrochemical (2.6)% 3.0% Marine (9.6)% 3.6% Mining (33.1)% (17.7)% General Industrial & Other (13.9)% (7.0)% Total (14.9)% (7.3)% ORDERS: $1.836 billion Total Decline Organic Decline Power Generation (16.5)% (9.4)% Oil, Gas & Petrochemical (9.5)% (4.1)% Marine (36.1)% (24.9)% Mining (28.9)% (12.5)% General Industrial & Other (21.7)% (16.7)% Total (19.7)% (12.6)%

11 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS DECLINE • Served by both Howden and Colfax Fluid Handling • Sales decline primarily due to SCR projects in China completed in 2014 • Chinese air quality standards will augment 2016 sales and orders • Outlook for new power construction and aftermarket products stable for 2016 YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q4 2015 vs. Q4 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales (24.6)% (17.8)% (21.3)% (14.7)% Orders (17.4)% (9.8)% (16.5)% (9.4)% 33% 34%

12 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) • Served by both Howden and Colfax Fluid Handling • Period over period comparisons are difficult due to the timing of large projects with several large orders in fourth quarter of 2014 • Orders year to date only modestly down in end market which is down sharply • Expanding our addressable market to offset expected continuation of end market decline YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q4 2015 vs. Q4 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales 22.7% 23.6% (2.6)% 3.0% Orders (32.2)% (33.9)% (9.5)% (4.1)% 23% 23%

13 MARINE MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) • Primarily served by Colfax Fluid Handling • Fourth quarter growth reflects stabilizing new shipbuilding activity and scope of product expanding with key customers • Full year order decline primarily due to large, multi-year defense orders received in 2014 • Continued focus on aftermarket growth and expansion of product line YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q4 2015 vs. Q4 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales 7.8% 18.0% (9.6)% 3.6% Orders (5.9)% 4.2% (36.1)% (24.9)% 11% 10%

14 MINING MARKET PERSPECTIVE SALES & ORDERS DECLINE • Primarily served by Howden • Remains a depressed market; focused on winning targeted projects YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q4 2015 vs. Q4 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales (52.1)% (35.5)% (33.1)% (17.7)% Orders (21.8)% (0.6)% (28.9)% (12.5)% 5% 4%

15 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS DECLINE • Includes both Howden and Colfax Fluid Handling • Weak demand for industrial capital equipment driver of sales and order declines • Relatively stronger fourth quarter sales levels driven by project timing, not improved market conditions • Market headwinds expected to continue in 2016 YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q4 2015 vs. Q4 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales (2.6)% (1.0)% (13.9)% (7.0)% Orders (23.3)% (23.7)% (21.7)% (16.7)% 28% 29%

FABRICATION TECHNOLOGY

17 FABRICATION TECHNOLOGY Q4 2015 AND FULL YEAR RESULTS REVENUE Note: Dollars in millions (unaudited). ADJUSTED OPERATING PROFIT 10.7% 9.1% 11.6% 10.0% AFTERMARKET REVENUE 2015 GEOGRAPHIC EXPOSURE 2015 QTD YTD Volume (1.3)% (2.4)% Price/ Mix (3.5)% (3.4)% Acquisitions —% 5.4% FX Translation (11.6)% (13.1)% Total Decline (16.4)% (13.5)%

RESULTS OF OPERATIONS

19 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. Three Months Ended Year Ended December 31, 2015 December 31, 2014 December 31, 2015 December 31, 2014 Net sales $ 1,061.5 $ 1,206.4 $ 3,967.1 $ 4,624.5 Gross profit $ 333.4 $ 391.8 $ 1,251.8 $ 1,478.8 % of sales 31.4% 32.5% 31.6% 32.0 % SG&A expense $ 232.8 $ 255.1 $ 906.0 $ 1,011.2 % of sales 21.9% 21.1% 22.8% 21.9 % Adjusted operating income $ 100.6 $ 136.7 $ 345.8 $ 467.7 % of sales 9.5% 11.3% 8.7% 10.1 % Adjusted net income $ 63.0 $ 89.7 $ 200.1 $ 272.3 % of sales 5.9% 7.4% 5.0% 5.9 % Adjusted net income per share $ 0.51 $ 0.72 $ 1.60 $ 2.20

APPENDIX

21 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, adjusted operating income margin, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, adjusted operating income and adjusted operating income margin exclude the impact of Restructuring and other related charges. Adjusted net income and adjusted net income per share for the full year ended December 31, 2015 exclude the impact of the write-off of certain deferred financing fees and original issue discount associated with the refinancing of Colfax's credit agreement. Adjusted net income and adjusted net income per share for the full year ended December 31, 2014 exclude the impact of the preferred stock conversion inducement payment. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 25.1% and 27.5% for the fourth quarter and full year ended December 31, 2015, respectively, and 24.5% and 27.8% for the fourth quarter and full year ended December 31, 2014, respectively. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of restructuring and other related charges, write-off of certain deferred financing fees and original issue discount and the preferred stock conversion inducement payment. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

NON-GAAP RECONCILIATION

(unaudited)

	Three Months Ended December 31, 2015							Three Months Ended December 31, 2014						
	Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation		Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation	
Net sales	$ 572,824		$ 488,640		$ —	$ 1,061,464		$ 622,059		$ 584,297		$ —	$ 1,206,356	
Operating income (loss)	47,407	8.3%	29,148	6.0%	(11,492)	65,063	6.1%	70,375	11.3%	48,239	8.3%	(11,273)	107,341	8.9%
Restructuring and other related charges	19,965		15,554		—	35,519		14,916		14,471		—	29,387	
Adjusted operating income (loss)	$ 67,372	11.8%	$ 44,702	9.1%	$ (11,492)	$ 100,582	9.5%	$ 85,291	13.7%	$ 62,710	10.7%	$ (11,273)	$ 136,728	11.3%

	Year Ended December 31, 2015							Year Ended December 31, 2014						
	Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation		Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation	
Net sales	$ 1,981,816		$ 1,985,237		$ —	$ 3,967,053		$ 2,329,598		$ 2,294,878		$ —	$ 4,624,476	
Operating income (loss)	162,942	8.2%	168,687	8.5%	(46,984)	284,645	7.2%	227,707	9.8%	234,225	10.2%	(52,379)	409,553	8.9%
Restructuring and other related charges	31,527		29,650		—	61,177		26,533		31,588		—	58,121	
Adjusted operating income (loss)	$ 194,469	9.8%	$ 198,337	10.0%	$ (46,984)	$ 345,822	8.7%	$ 254,240	10.9%	$ 265,813	11.6%	$ (52,379)	$ 467,674	10.1%

Note: Dollars in thousands.

22

NON-GAAP RECONCILIATION

(unaudited)

	Three Months Ended		Year Ended	
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Adjusted Net Income				
Net income attributable to Colfax Corporation	$ 44,197	$ 80,134	$ 167,739	$ 392,098
Restructuring and other related charges	35,519	29,387	61,177	58,121
Debt extinguishment charges- Refinancing of credit agreement	—	—	4,731	—
Tax adjustment[1]	(16,678)	(19,790)	(33,549)	(177,944)
Adjusted net income	$ 63,038	$ 89,731	$ 200,098	$ 272,275
Adjusted net income margin	5.9%	7.4%	5.0%	5.9%
Adjusted Net Income Per Share				
Net income available to Colfax Corporation common shareholders	$ 44,197	$ 80,134	$ 167,739	$ 370,185
Restructuring and other related charges	35,519	29,387	61,177	58,121
Debt extinguishment charges- Refinancing of credit agreement	—	—	4,731	—
Preferred stock conversion inducement payment[2]	—	—	—	19,565
Tax adjustment[1]	(16,678)	(19,790)	(33,549)	(177,944)
Adjusted net income available to Colfax Corporation common shareholders	63,038	89,731	200,098	269,927
Dividends on preferred stock[2]	—	—	—	2,348
	$ 63,038	$ 89,731	$ 200,098	$ 272,275
Weighted-average shares outstanding - diluted	124,102,455	125,156,755	124,869,649	124,033,702
Adjusted net income per share	$ 0.51	$ 0.72	$ 1.60	$ 2.20
Net income per share— diluted (in accordance with GAAP)	$ 0.36	$ 0.64	$ 1.34	$ 3.02

(1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 25.1% and 27.5% for the fourth quarter and full year ended December 31, 2015, respectively, and 24.5% and 27.8% for the fourth quarter and full year ended December 31, 2014, respectively.

(2) Adjusted net income per share for the period prior to February 12, 2014 was calculated under the if-converted method in accordance with GAAP. On February 12, 2014, the Series A Perpetual Convertible Preferred Stock were converted to Common stock and the Company paid a $19.6 million conversion inducement to the holders of the Series A Perpetual Convertible Preferred Stock.

Note: Dollars in thousands, except per share amounts.

23
COLFAX

CHANGE IN SALES, ORDERS AND BACKLOG

(unaudited)

	Net Sales			Orders		
		$	%		$	%
For the three months ended December 31, 2014	$	1,206.4		$	570.1	
Components of Change:						
Existing Businesses		(45.3)	(3.8)%		(107.0)	(18.8)%
Acquisitions[(1)]		23.7	2.0%		32.3	5.7%
Foreign Currency Translation		(123.3)	(10.2)%		(52.4)	(9.2)%
Total		(144.9)	(12.0)%		(127.1)	(22.3)%
For the three months ended December 31, 2015	**$**	**1,061.5**		**$**	**443.0**	

	Net Sales			Orders			Backlog at Period End		
		$	%		$	%		$	%
As of and for the year ended December 31, 2014	$	4,624.5		$	2,286.7		$	1,402.3	
Components of Change:									
Existing Businesses		(304.5)	(6.6)%		(287.1)	(12.6)%		(145.4)	(10.4)%
Acquisitions[(2)]		171.2	3.7%		57.9	2.5%		43.3	3.1%
Foreign Currency Translation		(524.1)	(11.3)%		(221.1)	(9.6)%		(159.3)	(11.3)%
Total		(657.4)	(14.2)%		(450.3)	(19.7)%		(261.4)	(18.6)%
As of and for the year ended December 31, 2015	**$**	**3,967.1**		**$**	**1,836.4**		**$**	**1,140.9**	

(1) Represents the incremental sales and orders as a result of our acquisitions of Roots™ blowers and compressors and Simsmart Technologies.

(2) Represents the incremental sales, orders and order backlog as a result of our acquisitions of Roots™ blowers and compressors and Simsmart Technologies, and incremental sales as a result of our acquisition of Victor Technologies Holdings Inc.

Note: Dollars in millions.

24

25 BALANCE SHEETS (unaudited) _____________________ Note: Dollars in thousands. December 31, 2015 2014 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 197,469 $ 305,448 Trade receivables, less allowance for doubtful accounts of $39,505 and $27,256 888,166 1,029,150 Inventories, net 420,386 442,732 Other current assets 253,744 296,948 Total current assets 1,759,765 2,074,278 Property, plant and equipment, net 644,536 727,435 Goodwill 2,817,687 2,873,023 Intangible assets, net 995,712 1,043,583 Other assets 515,219 493,198 Total assets $ 6,732,919 $ 7,211,517 LIABILITIES AND EQUITY CURRENT LIABILITIES: Current portion of long-term debt $ 5,792 $ 9,855 Accounts payable 718,893 780,287 Accrued liabilities 391,659 489,983 Total current liabilities 1,116,344 1,280,125 Long-term debt, less current portion 1,411,755 1,526,955 Other liabilities 948,264 1,051,993 Total liabilities 3,476,363 3,859,073 Equity: Common stock, $0.001 par value; 400,000,000 shares authorized; 123,486,425 and 123,730,578 issued and outstanding 123 124 Additional paid-in capital 3,199,267 3,200,832 Retained earnings 557,300 389,561 Accumulated other comprehensive loss (686,715) (443,691) Total Colfax Corporation equity 3,069,975 3,146,826 Noncontrolling interest 186,581 205,618 Total equity 3,256,556 3,352,444 Total liabilities and equity $ 6,732,919 $ 7,211,517

26 STATEMENTS OF CASH FLOWS (unaudited) _____________________ Note: Dollars in thousands. Year Ended December 31, 2015 2014 Cash flows from operating activities: Net income $ 187,178 $ 420,273 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, amortization and impairment charges 154,542 174,724 Stock-based compensation expense 16,321 17,580 Non-cash interest expense 10,101 9,094 Deferred income tax (benefit) provision (22,717) (139,488) Changes in operating assets and liabilities, net of acquisitions: Trade receivables, net 64,048 (19,916) Inventories, net (390) 57,847 Accounts payable (11,184) (54,666) Changes in other operating assets and liabilities (94,086) (79,690) Net cash provided by operating activities 303,813 385,758 Cash flows from investing activities: Purchases of fixed assets (69,877) (84,458) Acquisitions, net of cash received (196,007) (948,800) Other, net 18,927 3,115 Net cash used in investing activities (246,957) (1,030,143) Cash flows from financing activities: Borrowings under term credit facility 750,000 150,000 Payments under term credit facility (1,232,872) (15,542) Proceeds from borrowings on revolving credit facilities and other 1,498,039 1,370,626 Repayments of borrowings on revolving credit facilities and other (1,104,055) (1,414,146) Proceeds from issuance of common stock, net 6,052 613,927 Repurchases of common stock (27,367) — Acquisition of shares held by noncontrolling interest — (10,338) Preferred stock conversion inducement payment — (19,565) Payments of dividend on preferred stock — (3,853) Other (21,066) (21,060) Net cash (used in) provided by financing activities (131,269) 650,049 Effect of foreign exchange rates on Cash and cash equivalents (33,566) (11,517) Decrease in Cash and cash equivalents (107,979) (5,853) Cash and cash equivalents, beginning of period 305,448 311,301 Cash and cash equivalents, end of period $ 197,469 $ 305,448 Supplemental Disclosure of Cash Flow Information: Interest payments 36,363 42,041 Income tax payments, net 79,540 82,694